UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2021
Ciner Resources LP
(Exact name of registrant as specified in its charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As previously disclosed, on November 20, 2021, Ciner Enterprises Inc. (“Ciner Enterprises”), the indirect owner of approximately 74% of the common units in Ciner Resources LP (the “Partnership”) and 100% of Ciner Resource Partners LLC (the “General Partner”), the general partner of the Partnership, announced that Ciner Enterprises entered into a definitive agreement (the “Purchase Agreement”) with Sisecam Chemicals USA Inc. (“Buyer”), an indirect subsidiary of Turkiye Sise ve Cam Fabrikalari A.S. Pursuant to the Purchase Agreement, among other things, Ciner Enterprises and Buyer agreed to enter into a unitholders and operating agreement (the “New Resources Operating Agreement”), pursuant to which the board of directors of the General Partner shall consist of four designees from Buyer, two designees from Ciner Enterprises and three independent directors for as long as the General Partner is legally required to appoint such independent directors.
In anticipation of the closing of the aforementioned transaction, Ciner Wyoming Holding Co., the sole member of the General Partner, entered into Amendment No. 2 (the “Second Amendment”), dated effective as of December 14, 2021, to the Amended and Restated Limited Liability Company Agreement, as amended (the “LLC Agreement”) of the General Partner to increase the maximum size of the board of directors of the General Partner from nine (9) to eleven (11) directors. The Second Amendment is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
3.1	Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement of Ciner Resource Partners LLC, dated effective as of December 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: December 14, 2021

CINER RESOURCES LP

By:	Ciner Resource Partners LLC, its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the registrant’s General Partner